ECLIPSE FUNDS INC.

                             International Bond Fund


                       Supplement dated February 27, 2001
                      to the Prospectus dated March 1, 2000
    (as previously supplemented on July 21, October 23 and December 29, 2000)


         The Board of Directors of the Eclipse Funds Inc. ("Funds") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the International Bond Fund, effective February 27, 2001. Management's recommendation that the Board of Directors approve the Plan was based on several factors, including the recent reorientation of the Funds to retail investors with smaller minimum accounts, the desired array of investment strategies for portfolios of the Funds offered and a significant redemption of shares of the International Bond Fund expected to occur in March 2001. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the International Bond Fund.

         In connection with the proposed liquidation and dissolution of the International Bond Fund, the Board has directed the Fund's distributor to cease offering shares of that Fund effective at the close of business on February 27, 2001. After that date, however, shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the International Bond Fund will liquidate on or about April 13, 2001. Any remaining shareholders on that date will receive a distribution in liquidation of the Fund.